UNITED STATES
SECURITIES and EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

March 16, 2020

Tengasco, Inc.
(Exact Name of Registrant as specified in its charter)

Commission File Number 1-15555

Delaware	87-0267438
(State of incorporation)	(I.R.S. Employer Identification No.)

8000 E. Maplewood Avenue, Suite 130, Greenwood Village CO 80111
(Address of Principal Executive Office)

(720)  420-4460
(Registrant's Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is a large accelerated filer, a non-accelerated filer, a smaller reporting company, or an emerging growth company.  See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☐
Non-accelerated filer ☐	Smaller reporting company ☒

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TGC	NYSE American

Indicate the number of shares outstanding of each of the issuer’s classes of common stock, as of the latest practicable date: 10,666,211 common shares at March 19, 2020.

Item 3.03	Material Modification to Rights of Security Holders.

On  March 16, 2020 the Board of Directors of Tengasco, Inc. by resolution extended the “Final Termination Date” of the Rights Agreement dated March 16, 2017 (the “Rights Agreement”) between the Company and the Rights Agent, Continental Stock Transfer & Trust Company from close of business on March 16, 2020 to close of business on March 16, 2021. In all respects, the terms of the Rights Agreement remain in full force and effect as so extended.

The Rights Plan, including the Rights Agreement, is described in the Company’s Current Report on Form 8-K filed March 17, 2017 which is incorporated by this reference. The purpose of the Rights Agreement is to effectuate the Rights Plan which is intended reduce the risk that the Company’s ability to use its net operating losses to reduce potential future federal income tax obligations would be limited by reason of the Company’s experiencing an “ownership change,” as defined in Section 382 of the Internal Revenue Code.. A company generally experiences an ownership change if the percentage of its stock owned by its “5-percent shareholders,” as defined in Section 382 of the Tax Code, increases by more than 50 percentage points over a rolling three-year period. The Rights Agreement is designed to reduce the likelihood that the Company will experience an ownership change under Section 382 of the Tax Code by discouraging any person or group from becoming a 4.95% shareholder and also discouraging any existing 4.95% (or more) shareholder from acquiring additional shares of the Company’s common stock.

The Rights Agreement dated March 16, 2017 is attached hereto as Exhibit 4.1 and is incorporated herein by reference. The description of the Rights Agreement and Rights Plan herein is not complete and is qualified in its entirety by reference to Exhibits 4.1 and 4.2.

Item 9.01	Financial Statements and Exhibits

Exhibits

4.1
Rights Agreement, dated March 16, 2017, between Tengasco, Inc. and Continental Stock Transfer & Trust Company (incorporated by reference to Exhibit 4.1 of Current Report on Form 8-K filed by Tengasco, Inc. on March 17, 2017)

4.2	Report on Form 8-K by Tengasco, Inc. dated March 17, 2017 (Incorporated by reference to Report on Form 8-K by Tengasco, Inc filed on March 17, 2017.)

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused and authorized this report to be signed on its behalf by the undersigned.

Dated: March 19, 2020
Tengasco, Inc.

	By:	s/ Michael J. Rugen
Michael J. Rugen,
Chief Executive Officer